SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 April 23, 2007

                             UNIVERSAL TRAVEL GROUP
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

    Nevada                           000-51516                    20-0667864
    ------                           ---------                    ----------
    State of                         Commission                   IRS Employer
    Incorporation                    File Number                  I.D. Number

                      10940 Wilshire Boulevard, Suite 1600,
                          Los Angeles, California 90024
                    (Address of principal executive offices)

                                 (310) 443-4151
                         (Registrant's telephone number)

                          -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

      The following information is furnished under Item 7.01 - Regulation FD
Disclosure:

      On April 23, 2006, Universal Travel Group issued a press release announcing its intent to acquire Shanghai Langbao Travel Service Co, Ltd. A copy of such press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

EXHIBIT

99.1. Press Release - "Universal Travel Group Announces Intent to Acquire
                      Shanghai Lanbao Travel Service Co."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 3, 2007

                                        UNIVERSAL TRAVEL GROUP


                                        By: /s/ Jiangping Jiang
                                            ------------------------------------
                                            Jiangping Jiang
                                            Chairman and Chief Executive Officer


                                       3